BLACKROCK INTERMEDIATE MUNICIPAL FUND
OF BLACKROCK MUNICIPAL SERIES TRUST
(the “Fund”)

SUPPLEMENT DATED DECEMBER 16, 2008
TO THE STATEMENT OF ADDITIONAL INFORMATION

Effective December 16, 2008, the following changes are made to the Fund’s Statement of Additional Information.

All references to Fred K. Stuebe as a portfolio manager of the Fund are deleted.

The section entitled “Management and Advisory Arrangements” beginning on page I-10 is revised as set forth below.

The first paragraph under subsection entitled “Information Regarding the Portfolio Manager” on page I-11 is deleted in its entirety and replaced with the following:

The Fund is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, Walter O’Connor, Managing Director at BlackRock, and Timothy T. Browse, CFA, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Messrs. Jaeckel, O’Connor and Browse are jointly and primarily responsible for managing the Fund.

The subsection entitled “Information Regarding the Portfolio Manager — Other Funds and Accounts Managed” on page I-11 is revised to add the following information with respect to the Fund as of November 30, 2008:

	Number of Other Accounts Managed			Number of Accounts and Assets for Which
	and Assets by Account Type			Advisory Fee is Performance-Based

Name of Portfolio Manager	Registered	Other Pooled		Registered	Other Pooled
	Investment	Investment	Other	Investment	Investment	Other
	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts

Timothy T. Browse	14	0	0	0	0	0
	$2.4 Billion	$0	$0	$0	$0	$0

The subsection entitled “Information Regarding the Portfolio Manager — Fund Ownership” on page I-14 is revised to add the following information with respect to the Fund as of November 30, 2008:

Portfolio Manager	Dollar Range

Timothy T. Browse	None

10706-0908SUP